Regulatory Matters	12 Months Ended
Sep. 30, 2014
Regulated Operations [Abstract]
Regulatory Matters
REGULATORY MATTERS
The SCC exercises regulatory authority over the natural gas operations of Roanoke Gas Company. Such regulation encompasses terms, conditions and rates to be charged to customers for natural gas service, safety standards, service extension, accounting and depreciation.
On November 1, 2013 the Company placed into effect new base rates, subject to refund, that would provide for approximately $1,664,000 in additional non-gas revenues. On May 9, 2014, the SCC issued a final order granting the Company a rate award in the amount of $887,062 in additional non-gas revenues while maintaining a 9.75% authorized return on equity. During June 2014, the Company completed its refund for the difference between the rates placed into effect November 1 and the final rates approved in the Commission order.
In connection with the order approving the non-gas rate award, the SCC also approved a change to the Company's weather normalization adjustment mechanism ("WNA"). Previously, the WNA provided for a weather band of 3% above or below the 30-year temperature average whereby the Company would recover from its customers the lost margin (excluding gas costs) from the impact of weather that was more than 3% warmer than the 30-year average or refund to customers the excess earned from weather that was more than 3% colder than the 30-year average. Effective with the WNA period that began April 1, 2014, the SCC removed the 3% weather band from the WNA calculation. This change will now result in either a recovery or refund of revenues due to weather variations from the 30-year average.
On June 4, 2014, the Company filed an application with the SCC requesting approval to extend its existing authority to incur short-term indebtedness of up to $30,000,000 and to issue up to $60,000,000 in long-term securities. The short-term indebtedness authority will allow the Company to continue to access its line-of-credit to provide seasonal funding of its working capital needs as well as provide temporary bridge financing for its capital expenditures. The application also included the Company's plan to refinance its outstanding debt obligations with lower interest rate debt and provide the Company with future long-term financing options. On June 25, 2014, the SCC issued an order granting the approval of the Company's request including its plan to refinance its then outstanding debt obligations. Notes 3 and 4 provide additional information regarding the refinancing of Company debt.
On June 10, 2014, the Company filed an updated depreciation study with the SCC as required at least every five years. The depreciation study, which is based on average remaining service life, resulted in a small reduction in the overall composite weighted average depreciation rate from 3.35% in fiscal 2013 to 3.25% in fiscal 2014. The SCC approved the depreciation study filing and instructed the Company to implement the new rates effective as of October 1, 2013. As a result, the Company recorded the full effect of the change in depreciation rates for the fiscal year ended September 30, 2014 in the Company's fourth quarter results of operations. The effect of the change in depreciation rates on the Company's Consolidated Statement of Income is included in Note 1.